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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Pacific Sunwear of California, Inc. on Form S-3, of our report dated March 11, 1997, appearing in the Pacific Sunwear of California, Inc. Registration Statement No. 333-28047, including Amendment No. 1, on Form S-3 filed with the Securities and Exchange Commission on May 30, 1997 and June 9, 1997, respectively.

DELOITTE & TOUCHE LLP

Costa Mesa, CA
June 10, 1997